EXHIBIT 10.5

                             SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of November 19, 2004, is among Trilogy Capital Partners, Inc., a California corporation ("Trilogy"), SBS Interactive, Co., a Florida corporation, ("Parent"), SBS Interactive, Inc., a Nevada corporation ("Subsidiary" and with Parent, "Borrower") and Arthur Cohn ("Cohn"), an individual.

                                    RECITALS

     WHEREAS, Borrower is currently indebted to Cohn under that certain Secured Convertible Promissory Note dated as of July 22, 2004 in the face amount of $100,000 (the "July Note") which indebtedness is secured by a security interest in and a lien on all of Borrower's assets ("Cohn's First Lien");

     WHEREAS, Cohn loaned an additional $150,000 to Borrower pursuant to that certain Secured Convertible Promissory Note dated as of November 5, 2004 made by Borrower in favor of Cohn (the "November Note") which is also secured by a security interest in and a lien on all of Borrower's assets;

     WHEREAS, Trilogy has agreed to loan Borrower an aggregate principal amount of up to and not to exceed $50,000 ("Trilogy's Indebtedness") pursuant to that certain Secured Promissory Note of even date herewith, made by Borrower in favor of Trilogy (the "Trilogy Note");

     WHEREAS, Trilogy's Indebtedness is and will be secured in its entirety by a security interest in and lien on all of Borrower's assets as set forth in the Trilogy Note (the "Trilogy Lien"); and

     WHEREAS, Cohn has agreed that, with the exception of Cohn's First Lien and the July Note, any security interest of Cohn existing in or on Borrower's assets, including the security interest securing payment of the November Note, shall be and remain, in all respects, subordinate to the Trilogy Lien.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

     1. With the exception of Cohn's First Lien, any security interest of Cohn existing in or on Borrower's assets, including the security interest securing payment of the November Note, is hereby subordinated to the Trilogy Lien.

     2. Cohn does not subordinate Cohn's First Lien or the indebtedness of Borrower to Cohn under the July Note to the Trilogy Lien and Trilogy agrees that



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Trilogy's Indebtedness and the Trilogy Lien are subordinate in all respects to
Cohn's First Lien and the July Note.

     3. Trilogy will not take any action to foreclose on the Trilogy Lien until 45 days following Trilogy's notice to Cohn advising Cohn of Trilogy's intention to foreclose (the "Foreclosure Notice").

     4. This Agreement shall continue in full force and effect until payment in full of Trilogy's Indebtedness; provided, however, that if, following delivery of the Foreclosure Notice to Cohn, Borrower or Cohn pays to Trilogy an amount which is the lesser of the outstanding amount of Trilogy's Indebtedness or $50,000, then: (A) such amount shall be applied to the outstanding amount of Trilogy's Indebtedness: (B) notwithstanding any amounts owed by Borrower to Trilogy under Trilogy's Indebtedness or otherwise, all rights of Trilogy under this Agreement, the Trilogy Lien and any other security interest in assets of Borrower in favor of Trilogy shall immediately terminate; and (C) within 10 days thereafter: (i) Trilogy shall file appropriate UCC financing statement amendments and appropriate documents with the U.S. Patent and Trademark Office evidencing the termination of the Trilogy Lien, (ii) shall deliver copies of the same to Borrower and Cohn, and (iii) shall execute and deliver to Borrower and Cohn such other releases and notices of the termination of the Trilogy Lien as may be requested by Borrower and/or Cohn.

     5. All notices, payments, requests, reports, information and demands which any party may desire or may be required to give or make to any other party shall be given or made upon such party by hand delivery, by Federal Express, United Parcel Service or other prepaid overnight courier or by United States Mail, postage prepaid, Certified or Registered, addressed as follows:

          To Cohn:

          Arthur Cohn
          Gellertstrasse 18
          4052 Basel, Switzerland

          with a copy to:

          Michael W. Conron, Esq.
          Venable LLP
          575 7th Street, NW
          Washington, DC  20004-1601

          To Borrower:

          SBS Interactive, Co.
          SBS Interactive, Inc.
          Attention: Todd Gotlieb, President
          4211 Yonge Street, Suite 235
          Toronto, Ontario, Canada M2P 2A9
          Fax:  (416) 223-9293



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          with a copy to:

          Mary Ann Sapone, Esq.
          Richardson & Patel LLP
          10900 Wilshire Boulevard, Suite 500
          Los Angeles, California 90024

          To Trilogy:

          Trilogy Capital Partners, Inc.
          Attention: Alfonso J. Cervantes, President
          1901 Avenue of the Stars, Suite 1060
          Los Angeles, California 90067
          Fax:  (509) 694-8692

     Said notice shall be deemed given when delivered as aforesaid.

     6. This Agreement shall be binding upon the successors and assigns of Trilogy, Borrower and Cohn.

     7. Time is of the essence of this Agreement.

     8. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter hereof other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

     9. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     10. This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that each of the parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

                            (signature page follows)



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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

COHN:



/s/ Arthur Cohn
Arthur Cohn

TRILOGY:

TRILOGY CAPITAL PARTNERS, INC.



By: /s/ A.J. Cervantes
   -----------------------------------------
    A.J. Cervantes, President

BORROWER:

SBS INTERACTIVE, CO.



By: /s/ Todd Gotlieb
   -----------------------------------------
    Todd Gotlieb, President

SBS INTERACTIVE, INC.



By: /s/ Todd Gotlieb
   -----------------------------------------
      Todd Gotlieb, President










                    Signature Page to Subordination Agreement


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